                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          MICROSTRATEGY INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                                         8000 Towers
                                                         Crescent Drive
                                                         Vienna, Virginia
                                                         22182 703.848.8600
                                                         703.848.8610 Fax
[LOGO OF MICROSTRATEGY]                                  info@microstrategy.com
                       --------------------------------  www.microstrategy.com



                                                              June 1, 2000

Dear MicroStrategy Stockholder:

  You are cordially invited to our 2000 Annual Meeting of Stockholders on Monday, June 19, 2000, beginning at 8:30 a.m., local time, at the Hilton Washington Dulles Airport, 13869 Park Center Road, Herndon, Virginia 22071. This will be MicroStrategy's second Annual Meeting of Stockholders since our initial public offering in June 1998.

  The enclosed proxy statement describes the matters that will be presented at the meeting: (1) the election of six directors for the next year; (2) the approval of an amendment to our 1997 Director Option Plan; (3) the approval of an amendment to our 1999 Stock Option Plan; (4) the approval of an amendment to our Amended and Restated Certificate of Incorporation; and (5) the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the current fiscal year. The Board of Directors recommends that stockholders vote "FOR" these proposals.

  A reception for all stockholders will be held immediately following the meeting. We look forward to seeing you there.

                                          Very truly yours,

                                          /s/ Michael J. Saylor
                                          Michael J. Saylor
                                          President, Chief Executive Officer
                                          and Chairman of the Board

                            [LOGO OF MICROSTRATEGY]
                          8000 Towers Crescent Drive
                            Vienna, Virginia 22182

                  Notice of Annual Meeting of Stockholders to
                       be Held on Monday, June 19, 2000

  The Annual Meeting of Stockholders (the "Annual Meeting") of MicroStrategy Incorporated, a Delaware corporation (the "Company"), will be held at the Hilton Washington Dulles Airport, 13869 Park Center Road, Herndon, Virginia 22071 on Monday, June 19, 2000 at 8:30 a.m., local time, to consider and act upon the following matters:

    1. To elect six (6) directors for the ensuing year;

    2. To approve an amendment to the Company's 1997 Director Option Plan to increase the maximum number of shares of Class A Common Stock available under the plan from 400,000 shares to 600,000 shares;

    3. To approve an amendment to the Company's 1999 Stock Option Plan to increase the maximum number of shares of Class A Common Stock available under the plan from 5,000,000 shares to 11,000,000 shares;

    4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for (a) an increase in the number of authorized shares of Class A Common Stock, par value $0.001 per share, from 100,000,000 shares to 330,000,000 shares and (b) an increase in the number of authorized shares of Class B Common Stock, par value $0.001 per share, from 100,000,000 shares to 165,000,000 shares;

    5. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year; and

    6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

  Stockholders of record at the close of business on May 1, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors,

                                          /s/ Sanju K. Bansal
                                          Sanju K. Bansal,
                                          Executive Vice President, Chief
                                           Operating Officer and Secretary

Vienna, Virginia

June 1, 2000

A STOCKHOLDER MAY OBTAIN AN ADMISSION TICKET TO THE MEETING BY IDENTIFYING HIMSELF OR HERSELF AT THE MEETING AS A STOCKHOLDER AS OF THE RECORD DATE. FOR A RECORD OWNER, POSSESSION OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. FOR A BENEFICIAL-BUT-NOT-OF-RECORD OWNER, A COPY OF A BROKER'S STATEMENT SHOWING SHARES HELD FOR HIS OR HER BENEFIT ON MAY 1, 2000 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                          MICROSTRATEGY INCORPORATED
                          8000 Towers Crescent Drive
                            Vienna, Virginia 22182

            Proxy Statement for the Annual Meeting of Stockholders
                      to be Held on Monday, June 19, 2000

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MicroStrategy Incorporated (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, June 19, 2000 at 8:30 a.m., local time, and at any adjournment of the Annual Meeting. All executed proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

  On May 1, 2000, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 24,361,662 shares of Class A Common Stock of the Company, par value $0.001 per share ("Class A Common Stock"), and an aggregate of 55,179,115 shares of Class B Common Stock of the Company, par value $0.001 per share ("Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"). Each share of Class A Common Stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting and each share of Class B Common Stock entitles the record holder thereof to ten votes on each of the matters to be voted on at the Annual Meeting.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 ("Fiscal Year 1999") is being mailed to stockholders, along with these proxy materials, on or about June 1, 2000.

  A copy of the Company's Annual Report on Form 10-K for Fiscal Year 1999, as filed with the Securities and Exchange Commission (the "SEC"), except for exhibits, will be furnished without charge to any stockholder upon written request to the Secretary of the Company, MicroStrategy Incorporated, 8000 Towers Crescent Drive, Vienna, Virginia 22182.

Votes Required

  The holders of a majority of the votes entitled to be cast by the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

  The affirmative vote of the holders of a plurality of the votes cast by the holders of Common Stock voting on the matter is required for the election of directors and the affirmative vote of a majority of the votes cast by the holders of Common Stock voting on the matter is required to approve the amendment to the Company's 1997 Director Option Plan and the amendment to the Company's 1999 Stock Option Plan. The affirmative vote of the holders of a majority of the votes entitled to be cast by the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the votes cast by the holders of Common Stock voting on the matter is required to ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current year.

  Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast by the holders of Common Stock voting on the matter (such as the election of directors, the approval of the amendment to the 1997 Director Option Plan, the approval of the amendment to the 1999 Stock Option Plan and the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors). However, for purposes of the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, abstentions and broker non-votes have the effect of votes against the proposal.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 2000 by (i) each person who is known by the Company to beneficially own more than 5% of any class of Common Stock, (ii) each director or nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below (the "Named Executive Officers"), and (iv) all directors and executive officers as a group as of March 31, 2000:

                                               Number of Shares Percentage of
                                                 Beneficially    Common Stock
             Beneficial Owner(1)                 Owned(2)(3)    Outstanding(4)
             -------------------               ---------------- --------------
Michael J. Saylor(5)..........................    43,790,524         55.2%
Sanju K. Bansal(6)............................     8,698,958         11.0%
Jonathan F. Klein(7)..........................        42,421            *
Mark S. Lynch(8)..............................        26,634            *
Joseph P. Payne(9)............................        52,380            *
Frank A. Ingari(10)...........................        27,000            *
Jonathan J. Ledecky(11).......................        20,000            *
Ralph S. Terkowitz(12)........................        20,000            *
John W. Sidgmore(13)..........................           --             *
Thomas P. Spahr(14)...........................     1,470,034          1.9%
Pilgrim Baxter & Associates, Ltd.(15).........     3,600,700          4.5%
All executive officers and directors as a
 group (10 persons)(3)........................    53,095,863         67.0%

--------
  * Less than 1%
 (1) Each person named above (except Pilgrim Baxter & Associates, Ltd.) has an address in care of MicroStrategy Incorporated, 8000 Towers Crescent Drive, Vienna, Virginia 22182.
 (2) The inclusion of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the SEC, each stockholder is deemed to beneficially own any shares subject to stock options that are currently exercisable or exercisable within 60 days after March 31, 2000, and any reference below to shares subject to outstanding stock options held by the person in question refers only to such stock options.
 (3) The shares listed in this table are shares of Class B Common Stock except as otherwise set forth in the footnotes to this table. Shares held by the directors and executive officers as a group include options to purchase 154,800 shares of Class A Common Stock that are exercisable within 60 days after March 31, 2000.
 (4) Number of shares deemed outstanding includes 23,994,370 shares of Class A Common Stock and 55,279,115 shares of Class B Common Stock outstanding as of March 31, 2000, plus any shares of Common Stock subject to outstanding stock options held by the person in question.
 (5) Mr. Saylor's holdings of Common Stock consist of 43,149,324 shares of Class B Common Stock held beneficially by Mr. Saylor as a result of his beneficial ownership in Alcantara LLC, 400,000 shares of Class B Common Stock held in trust (78.8% of the Class B Common Stock outstanding) and 241,200 shares of Class A Common Stock held beneficially by Mr. Saylor in a foundation.
 (6) Mr. Bansal's holdings of Common Stock consist of 8,165,958 shares of Class B Common Stock and 19,000 shares of Class A Common Stock held beneficially by Mr. Bansal as a result of his beneficial ownership in Shangri-La LLC, 439,046 shares of Class B Common Stock held in trust, 16,954 shares of Class B Common Stock held in his own name (15.6% of the Class B Common Stock outstanding) and 58,000 shares of Class A Common Stock held beneficially by Mr. Bansal in a foundation.

 (7) Mr. Klein's holdings of Common Stock consist of 42,221 shares of Class A Common Stock and options exercisable within 60 days after March 31, 2000 for 200 shares of Class A Common Stock.
 (8) Mr. Lynch's holdings of Common Stock consist of 26,634 shares of Class A Common Stock.
 (9) Mr. Payne's holdings of Common Stock consist of 2,380 shares of Class A Common Stock and options exercisable within 60 days after March 31, 2000 for 50,000 shares of Class A Common Stock.
(10) Mr. Ingari's holdings of Common Stock consist of 20,000 shares of Class A Common Stock and options exercisable within 60 days after March 31, 2000 for 7,000 shares of Class A Common Stock.
(11) Mr. Ledecky's holdings of Common Stock consist of 2,000 shares of Class A Common Stock and options exercisable within 60 days after March 31, 2000 for 18,000 shares of Class A Common Stock.
(12) Mr. Terkowitz's holdings of Common Stock consist of 2,000 shares of Class A Common Stock and options exercisable within 60 days after March 31, 2000 for 18,000 shares of Class A Common Stock.
(13) Mr. Sidgmore was elected as a director on February 16, 2000.
(14) Mr. Spahr's holdings of Common Stock consist of 1,379,000 shares of Class B Common Stock (2.5% of the Class B Common Stock outstanding), 48,000 shares of Class A Common Stock held beneficially by Mr. Spahr in trust, 19,000 shares of Class A Common Stock held beneficially by Mr. Spahr in a foundation and options exercisable within 60 days after March 31, 2000 for 24,034 shares of Class A Common Stock.
(15) Pilgrim Baxter & Associates, Ltd.'s holdings of Common Stock consist of 3,600,700 shares of Class A Common Stock (15.0% of the Class A Common Stock outstanding). The address of Pilgrim Baxter & Associates, Ltd. is 1255 Drummers Lane, Wayne, Pennsylvania 19087.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The persons named in the enclosed proxy will vote to elect as directors the six nominees named below, all of whom are presently directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

Nominees

  Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the
Company:

  Michael J. Saylor (35) has served as President, Chief Executive Officer and Chairman of the Board of Directors since founding the Company in November 1989. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a Venture Manager from 1988 to 1989 and by Federal Group, Inc. as a Consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology and Society from the Massachusetts Institute of Technology.

  Sanju K. Bansal (34) has served as Executive Vice President and Chief Operating Officer since 1993 and was previously Vice President, Consulting since joining the Company in 1990. He has been a member of the Board of Directors of the Company since September 1997. Prior to joining the Company, Mr. Bansal was a consultant at Booz Allen & Hamilton, a worldwide technical and management consulting firm, from 1987 to 1990. Mr. Bansal received an S.B. in Electrical Engineering from the Massachusetts Institute of Techonology and an M.S. in Computer Science from the John Hopkins University.

  Frank A. Ingari (50) has been a member of the Board of Directors of the Company since October 1997. Mr. Ingari is Founder and Chief Executive Officer of Wheelhouse Corporation, an eMarketing services firm formed in April of 1999. Between 1997 and April 1999, Mr. Ingari founded Growth Ally, L.L.C., a consulting firm specializing in assisting private technology companies in accelerating their growth and served as its Chief Executive Officer. Mr. Ingari was Chairman and Chief Executive Officer of Shiva Corporation from 1993 to 1997. Prior to joining Shiva Corporation, Mr. Ingari was Vice President, Marketing at Lotus Development Corporation. Mr. Ingari received a B.A. in Creative Writing and U.S. Foreign Relations from Cornell University.

  Jonathan J. Ledecky (42) has been a member of the Board of Directors of the Company since June 1998. Mr. Ledecky is currently Vice Chairman of Lincoln Holdings LLC, which owns the Washington Capitals, the Washington Wizards and the Washington Mystics sports teams. Mr. Ledecky founded U.S. Office Products Company in October 1994 and served as its Chairman of the Board and Chief Executive Officer from inception through November 1997 and thereafter as a director until May 1998. In February 1997, Mr. Ledecky founded Building One Services Corp., now Encompass Services Corporation, and served as its Chairman until February 2000 and Chief Executive Officer until June 1999. Mr. Ledecky is also a director of publicly traded Aztec Technology Partners, UniCapital Corporation and School Speciality.

  John W. Sidgmore (49) has been a member of the Board of Directors of the Company since February 2000. Mr. Sidgmore was the President and Chief Executive Officer of UUNET Technologies, Inc., a provider of worldwide Internet services, from June 1994 until November 1998 and has served as chairman since November 1998. Since December 1996, Mr. Sidgmore has served as the Chief Operating Officer and Vice Chairman of WorldCom Inc., now MCI WorldCom, a provider of long distance, Internet and telecommunication services.

Prior to joining UUNET, Mr. Sidgmore was President and Chief Executive Officer of Intelicom Solutions, now CSC Intelicom, a telecommunications software company. Mr. Sidgmore is also a member of the board of directors of MCI WorldCom and ADC Telecommunications, Inc.

  Ralph S. Terkowitz (49) has been a member of the Board of Directors of the Company since September 1997. Mr. Terkowitz is Vice President, Technology for the Washington Post Company, a position he has held since 1992. Until February 1996, Mr. Terkowitz was Chief Executive Officer, President and publisher of Digital Ink, an Internet publishing venture that launched, among other ventures, WashingtonPost.com and PoliticsNow. In 1998 he was co-Chief Executive Officer of HireSystems and instrumental in the formation of BrassRing.com. Mr. Terkowitz is a director of ICSA, BigStep and OutTask. Mr. Terkowitz received an A.B. in Chemistry from Cornell University and an M.S. in Chemical Physics from the University of California, Berkeley.

Board and Committee Meetings

  The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The Audit Committee met five times during Fiscal Year 1999. The current Audit Committee members are Mr. Ingari (Chairman) and
Mr. Terkowitz.

  The Company has a standing Compensation Committee of the Board of Directors, which makes compensation decisions regarding the officers of the Company and provides recommendations to the Board regarding compensation programs of the Company. The Compensation Committee met two times during Fiscal Year 1999. The current members of the Compensation Committee are Mr. Terkowitz (Chairman) and Mr. Ingari.

  The Board of Directors met six times during Fiscal Year 1999. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Class A Common Stock to file with the SEC initial reports of ownership of the Company's Class A Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officer's, directors and holders of 10% of the Company's Class A Common Stock are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the Company's records, all Section 16(a) filing requirements were satisfied with respect to Fiscal Year 1999 except that one Form 4 that was timely filed by Sanju K. Bansal inadvertently omitted a transaction from the initial filing.

Directors' Compensation

  Directors do not receive any fees or other cash compensation for serving on the Company's Board of Directors or any committee thereof. Directors of the Company who are not employees of the Company or any subsidiary ("Outside Directors") are entitled to receive options under the 1997 Director Option Plan.

  Pursuant to the 1997 Director Option Plan, Outside Directors are granted options on the following terms: (i) each Outside Director of the Company is granted an option to purchase 90,000 shares of Class A Common Stock upon his or her initial election to the Board of Directors ("First Options") and (ii) each Outside Director is granted an option to purchase 10,000 shares of Class A Common Stock of the Company on the date of each annual meeting of stockholders occurring after six months of service on the Board of Directors ("Subsequent Options"). Each option granted under the 1997 Director Plan has an exercise price equal to the fair market value of the Class A Common Stock on the date of grant. First Options granted under the 1997 Director Option Plan become exercisable in equal annual installments over a five-year period and Subsequent Options become exercisable in full on the fifth anniversary of the date of grant. In the event of a merger of the Company with or into another corporation or a sale of all or substantially all of the Company's assets, each option will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation does not assume outstanding options, the exercisability of all outstanding options will accelerate. The term of each option granted under the 1997 Director Plan is ten years, provided that, in general, an option may be exercised only while the Outside Director continues to serve as a director of the Company or within 60 days thereafter. In Fiscal Year 1999, options for 30,000 shares of Class A Common Stock were granted under the 1997 Director Option Plan as Subsequent Options.

Executive Compensation

 Summary Compensation

  The following table sets forth certain information concerning the compensation for each of the last two fiscal years of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers for Fiscal Year 1999 and the fiscal year ended December 31, 1998 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                  Long-Term
                                       Annual Compensation(1)    Compensation
                                       ---------------------- ------------------
                                                                    Awards
                                                              ------------------
Name and                               Fiscal                  Number of Shares
Principal Position                      Year   Salary  Bonus  Underlying Options
------------------                     ------ -------- ------ ------------------
Michael J. Saylor.....................  1999  $139,628 50,000          --
 Chairman of the Board, Chief           1998   124,366    --           --
 Executive Officer and President        1997   124,000 30,000          --

Sanju K. Bansal.......................  1999   104,542 40,000          --
 Executive Vice President, Chief        1998   111,205    --           --
 Operating Officer and Director         1997   132,130 30,000          --

Jonathan F. Klein(2)..................  1999   102,241 30,000       30,000
 Vice President, Law and General        1998    98,108 15,000       80,500
 Counsel                                1997    46,420    --        20,000

Mark S. Lynch(3)......................  1999   132,191    --       100,000
 Vice President, Finance and Chief      1998   126,000 65,000          --
 Financial Officer                      1997    44,135 25,000      500,000

Joseph P. Payne(4)....................  1999   118,319 15,000      250,000
 Vice President, Marketing and Chief    1998       --     --           --
 Marketing Officer                      1997       --     --           --

--------
(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary of such Named Executive Officer.
(2) Mr. Klein joined the Company in June 1997 as Corporate Counsel and became Vice President, Law and General Counsel in November 1998. Accordingly, the 1997 information for Mr. Klein is for the period from June 9, 1997 to December 31, 1997.
(3) Mr. Lynch joined the Company in September 1997 as Vice President, Finance and Chief Financial Officer. Accordingly, the 1997 information for Mr. Lynch is for the period from September 2, 1997 to December 31, 1997.
(4) Mr. Payne joined the Company in April 1999 as Vice President, Marketing and Chief Marketing Officer. Accordingly, the 1999 information for Mr. Payne is for the period from April 22, 1999 to December 31, 1999 and there is no information for 1998 and 1997.

 Option Grants Table

  The following table contains information concerning grants of stock options made to each of the Named Executive Officers during Fiscal Year 1999:

                       Option Grants in Last Fiscal Year

                                                    Individual Grants
                         ------------------------------------------------------------------------
                                                                            Potential Realizable
                                                                              Value at Assumed
                                            % of Total                      Annual Rates of Stock
                          Number of Shares   Options                         Price Appreciation
                         of Class A Common  Granted to Exercise              for Option Term(3)
                          Stock Underlying  Employees  Price Per Expiration ---------------------
Name                     Options Granted(1)  in 1999   Share(2)     Date        5%        10%
----                     ------------------ ---------- --------- ----------     --     ----------
Michael J. Saylor.......          --           -- %     $  --         --    $      --  $      --
Sanju K. Bansal.........          --           --          --         --           --         --
Jonathan F. Klein.......       30,000          0.6       13.22    8/10/09      249,401    632,030
Mark S. Lynch...........      100,000          1.9       13.22    8/10/09      831,336  2,106,768
Joseph P. Payne.........      250,000          4.8        8.88    4/22/09    1,395,360  3,536,116

--------
(1) The options vest over a five-year period and expire on the tenth anniversary of the date of grant.
(2) The exercise price may be paid in cash or in shares of Class A Common Stock valued at fair market value on the exercise date. All stock options were granted with an exercise price equal to the fair market value of the Common Stock as determined by the Board of Directors on the grant date using a revenue multiple valuation methodology.
(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Class A Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

 Option Exercises and Holdings

  The following table sets forth information concerning each exercise of a stock option during Fiscal Year 1999 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                    Number of Shares of
                                                    Class A Common Stock      Value of Unexercised
                          Number of                Underlying Unexercised    in-the-Money Options at
                           Shares                Options at Fiscal Year-End    Fiscal Year-End(2)
                          Acquired      Value    -------------------------- -------------------------
Name                     on Exercise Realized(1) Exercisable/Unexercisable  Exercisable/Unexercisable
----                     ----------- ----------- -------------------------- -------------------------
Michael J. Saylor.......       --    $      --            --/--                $     --/$--
Sanju K. Bansal.........       --           --            --/--                      --/--
Jonathan F. Klein.......    20,000      119,000        4,100/106,400            426,185/10,634,170
Mark S. Lynch...........   200,000    7,186,979           --/400,000                 --/40,303,100
Joseph P. Payne.........       --           --            --/250,000                 --/24,031,250

--------
(1) Represents the difference between the exercise price and the fair market value of the Class A Common Stock on the date of exercise.
(2) Value is determined by subtracting the exercise price per share from the fair market value of the Class A Common Stock on December 31, 1999 ($105.00 per share), multiplied by the number of shares underlying the options.

Employment Agreements

  Employees of the Company are generally required to enter into confidentiality agreements prohibiting the employees from disclosing any confidential or proprietary information of the Company. In addition, the agreements generally provide that upon termination, an employee will not work for a competitor and will not solicit Company customers and employees for a period of one year. At the time of commencement of employment, the Company's employees also generally sign offer letters specifying certain basic terms and conditions of employment. Otherwise, employees of the Company are not subject to written employment agreements.

Certain Relationships and Related Transactions

  On December 30, 1999 the Company entered into a business alliance agreement with Wheelhouse Corporation, a company for which Frank A. Ingari, a director of the Company, is a founding stockholder and Chief Executive Officer. Wheelhouse acquired the right to offer Company products in the marketplace as a sales agent. In addition, Wheelhouse is entitled to a finders fee of 1.5% of the license fees paid to the Company by any company referred to the Company by Wheelhouse. Wheelhouse also acquired from the Company a suite of certain development software and technology training for a fee of $160,000.

                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

  This report addresses the compensation policies of the Company applicable to its officers during Fiscal Year 1999. The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"), which is comprised of two non-employee directors. The Committee is responsible for determining the compensation package of each executive officer, including the Chief Executive Officer. In Fiscal Year 1999, the Board of Directors did not modify in any material way or reject any action or recommendation of the Committee with respect to executive officer compensation.

Executive Compensation Policy

  The objectives of the Committee in determining executive compensation are
(i) to recognize and reward exceptional performance by the Company's executives, (ii) to provide incentives for high levels of current and future performance, and (iii) to align the objectives and rewards of Company executives with those of the stockholders of the Company. The Committee believes that an executive compensation program that achieves these objectives will not only properly motivate and compensate the Company's current officers, but will enable the Company to attract other officers that may be needed by the Company in the future. The executive compensation program is implemented through three principal elements--base salary, bonus and stock option grants.

Executive Officer Compensation

  In setting base salaries for Fiscal Year 1999, the Committee used a subjective evaluation process considering the performance of the Company, the officer's position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for such executive officer. The Committee also generally sought to set salaries at levels that, in the opinion of the members of the Committee, approximate the salary levels for companies that are comparable to the Company.

  Bonuses are awarded principally on the basis of the Company's performance during the period and on the Committee's assessment of the extent to which the executive officer contributed to the overall performance of the Company or a particular department of the Company for a specific period. In awarding performance-based bonuses for Fiscal Year 1999, the Committee sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. During Fiscal Year 1999, a total of $135,000 was paid in bonuses to six executive officers of the Company.

  In a further attempt to link compensation to the long-term performance of the Company, stock options were awarded to certain executive officers. In Fiscal Year 1999, option awards were made based principally on the recommendations of management. All of the options granted under the Amended and Restated 1996 Stock Plan (the "1996 Stock Plan") and the 1999 Stock Option Plan in Fiscal Year 1999 were granted with an exercise price that was equal to the fair market value of the Class A Common Stock on the option grant date. Generally, the options granted to executive officers under the 1996 Stock Plan and the 1999 Stock Option Plan vest ratably over a five-year period on the anniversary date of the option grant date. Under the 1996 Stock Plan, options to purchase an aggregate of 250,000 shares of Class A Common Stock were granted to one executive officer of the Company during Fiscal Year 1999. Under the 1999 Stock Option Plan, options to purchase an aggregate of 230,000 shares of Class A Common Stock were granted to three executive officers of the Company during Fiscal Year 1999. It has been the practice of the Committee to fix the exercise price of options granted at 100% of the fair market value of the Class A Common Stock on the date of grant.

Chief Executive Officer Compensation

  The Committee believes that the base salary and bonus paid to Mr. Saylor in Fiscal Year 1999 was justified in light of the significant and material contributions of Mr. Saylor to the day-to-day business operations of the

Company and the preparations in 1999 for the Company's follow-on offering. The Committee did not make any stock option or other stock-based incentive awards to Mr. Saylor during Fiscal Year 1999. In the subjective view of the Committee, Mr. Saylor's base salary and bonus is below the median base salary and bonus awarded by comparable companies to their Chief Executive Officers. The Committee determined that, given Mr. Saylor's substantial beneficial ownership of the Company's Common Stock, his long-term interests in the performance and profitability of the Company are aligned with those of other stockholders and, accordingly, no additional financial or stock-based incentives were warranted.

Section 162(m) of the Internal Revenue Code

  The Committee also takes into account, to the extent it believes appropriate, the limitations on the deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code in determining compensation levels and practices.

                                          COMPENSATION COMMITTEE

                                          Ralph S. Terkowitz
                                          Frank A. Ingari

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return on the Class A Common Stock of the Company from June 11, 1998 (the date the Company's shares of Class A Common Stock were first offered to the public) to December 31, 1999 (the end of Fiscal Year 1999) with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. Companies) (the "Nasdaq Index") and (ii) a peer group of companies consisting of Business Objects, Cognos, Inc., Brio Technology, Inc. and Actuate Software Corporation (the "Peer Index"). This graph assumes the investment of $100.00 on June 11, 1998 in the Company's Class A Common Stock, the Nasdaq Index and the Peer Index, and assumes any dividends are reinvested. Measurement points are June 11, 1998, December 31, 1998 and December 31, 1999.


                       [Comparison Graph Appears Here]

                                       June 11, 1998 Dec. 31, 1998 Dec. 31, 1999
                                       ------------- ------------- -------------
MicroStrategy Incorporated............     $100         $262.50      $1,750.01
Nasdaq Index..........................     $100         $125.00      $  225.83
Peer Index (1)........................     $100         $116.55      $  327.05

--------
(1) The Company notes that Information Advantage, Inc., a former constituent of the Peer Index in the Company's proxy statement for the 1999 Annual Meeting of Stockholders, is no longer in existence as a result of an acquisition by Sterling Software in August 1999.

                                  PROPOSAL 2

                  AMENDMENT TO THE 1997 DIRECTOR OPTION PLAN

Introduction

  A proposal will be presented at the Annual Meeting that the Stockholders approve an amendment to the Company's 1997 Director Option Plan to increase the maximum number of shares of Class A Common Stock available under the plan from 400,000 shares to 600,000 shares (subject to a proportionate adjustment for certain changes in the Company's capitalization, such as a stock split). Approval of the proposed amendment to the 1997 Director Option Plan by the affirmative vote of a majority of the votes cast by the holders of Common Stock present, or represented, and entitled to vote at the Annual Meeting is appropriate in order to ensure that the Company will have sufficient shares of Class A Common Stock available under the 1997 Director Option Plan to continue to provide option grants in order to attract and retain the best available personnel for service as Outside Directors of the Company.

  On February 16, 2000, John W. Sidgmore was granted an option to purchase 90,000 shares of the Company's Class A Common Stock pursuant to the 1997 Director Option Plan. Due to prior grants under the 1997 Director Option Plan, 10,000 of Mr. Sidgmore's 90,000 shares subject to option are subject to stockholder approval of this proposal.

  Set forth below is a brief summary of the principal provisions of the 1997 Director Option Plan.

Summary of the Plan

  The Company's 1997 Director Option Plan was adopted by the Board of Directors and the stockholders in September of 1997. The Director Option Plan provides that each person who becomes a non-employee director of the Company shall, on the date on which the optionee first becomes a director of the Company, be granted an option to purchase 90,000 shares of Class A Common Stock (the "First Option"). On the date of each annual stockholders meeting thereafter, each non-employee director shall be granted an option to purchase 10,000 shares of Class A Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months prior to the annual meeting.

  The Director Option Plan sets neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does stipulate the method of making a grant. No option granted under the Director Option Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by such optionee. The Director Option Plan provides that the First Option shall become exercisable in installments of one-fifth of the shares subject to the First Option on each of the first, second, third, fourth and fifth anniversaries of the date of grant of the First Option, and that each Subsequent Option shall become exercisable in full on the fifth anniversary of its date of grant. The exercise price of all stock options granted under the Director Option Plan shall be equal to the fair market value of the shares of Class A Common Stock on the date of grant of the option. Options granted under the Director Option Plan have a term of 10 years. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each option will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation does not assume outstanding options, the exercisability of all outstanding options shall be accelerated. The Board of Directors may amend or terminate the Director Option Plan, provided, however, that no such action may adversely affect any outstanding option and provided further that the provisions affecting the grant and terms of options may not be amended more than once during any six-month period.

  In fiscal 2000, the Company anticipates that it will award to non-executive directors as a group options to purchase 120,000 shares under the 1997 Director Option Plan. The Named Executive Officers and other officers of the Company are not eligible to receive awards under the 1997 Director Option Plan and therefore will not receive any grants under the plan in fiscal 2000.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1997 Director Option Plan and with respect to the sale of Common Stock acquired under the 1997 Director Option Plan.

  Tax Consequences to Participants. A participant will not recognize taxable income upon the grant of an option under the 1997 Director Option Plan. Nevertheless, a participant generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

  A participant will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

  Tax Consequences to the Company. The grant of an option under the 1997 Director Option Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Director Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S 1997 DIRECTOR OPTION PLAN.

                                  PROPOSAL 3

                    AMENDMENT TO THE 1999 STOCK OPTION PLAN

Introduction

  A proposal will be presented at the Annual Meeting that the Stockholders approve an amendment to the Company's 1999 Stock Option Plan (the "1999 Plan") to increase the maximum number of shares of Class A Common Stock available under the plan from 5,000,000 shares to 11,000,000 shares (subject to a proportionate adjustment for certain changes in the Company's capitalization, such as a stock split). The proposed amendment to the 1999 Plan requires the approval by the affirmative vote of a majority of the votes cast by the holders of Common Stock present, or represented, and entitled to vote at the Annual Meeting.

  As of April 30, 2000, options to purchase 4,405,957 shares of the 5,000,000 shares currently authorized under the 1999 Plan were outstanding. Accordingly, on May 11, 2000, the Board of Directors adopted, subject to stockholder approval, the proposed amendment to ensure that the Company will have a sufficient number of shares of Class A Common Stock available under the 1999 Plan to continue to provide option grants to attract, retain and motivate personnel, including the ability to grant to certain of its existing employees additional stock options to purchase an aggregate of approximately 2,000,000 shares.

Summary of the Plan

 Description of Awards

  The 1999 Plan provides for the grant of incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonstatutory stock options (collectively "Awards").

 Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Class A Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to, or greater than the fair market value of the Class A Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Class A Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or of any parent or subsidiary corporation). The 1999 Plan permits the Board of Directors to determine the manner of payment of the exercise price of options, including through payment by cash, check, or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Class A Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

 Eligibility to Receive Awards

  Officers, employees, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1999 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which Awards may be granted to any participant under the 1999 Plan is 1,000,000 shares per calendar year.

  As of April 30, 2000, approximately 2,090 persons were eligible to receive Awards under the 1999 Plan, including the Company's six executive officers. The granting of Awards under the 1999 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

  On April 30, 2000, the last reported sale price of the Company's Class A Common Stock on the Nasdaq National Market was $25.875.

 Administration

  The 1999 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1999 Plan and to interpret the provisions of the 1999 Plan. Pursuant to the terms of the 1999 Plan, the Board of Directors may delegate authority under the 1999 Plan to one or more committees of the Board of Directors, and subject to certain limitations, to one or more executive officers of the Company. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 1999 Plan, including the granting of options to executive officers. Subject to any applicable limitations contained in the 1999 Plan, the Board of Directors, the Compensation Committee, or any other committee or executive officer to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Class A Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options and (iii) the duration of options.

  The Board of Directors is required to make appropriate adjustments in connection with the 1999 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In the event of a merger or other Acquisition Event (as defined in the 1999 Plan), the Board of Directors must provide for outstanding options to be assumed, or substituted for, by the acquiring or succeeding corporation. In the event that the acquiring or succeeding corporation does not agree to assume, or substitute for, such options, the exercisability of all outstanding options will accelerate. In certain circumstances, the Board of Directors may also provide for a cash out of the value of any outstanding options. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Class A Common Stock covered by such Award will again be available for grant under the 1999 Plan subject, however, to any limitations under the Code.

 Amendment or Termination

  No Award may be made under the 1999 Plan on or after April 21, 2009, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1999 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1999 Plan and with respect to the sale of Class A Common Stock acquired under the 1999 Plan.

 Incentive Stock Options

  In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Class A Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

 Nonstatutory Stock Options

  As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Class A Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

 Tax Consequences to the Company

  The grant of an Award under the 1999 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Class A Common Stock acquired under the 1999 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1999 Plan, including as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S 1999 STOCK OPTION PLAN.

                                  PROPOSAL 4

 AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  Currently the Company's Amended and Restated Certificate of Incorporation authorizes the issuance of 100,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock. On January 3, 2000 the Company's Board of Directors approved a two-for-one split of the Company's Class A Common Stock and Class B Common Stock. As of the close of business on March 31, 2000, 23,994,370 shares of Class A Common Stock were issued and outstanding and 55,279,115 shares of Class B Common Stock were issued and outstanding, leaving 76,005,630 shares of Class A Common Stock authorized but unissued and 44,720,885 shares of Class B Common Stock authorized but unissued. Of the authorized but unissued shares, the Company has reserved 60,607,047 shares of Class A Common Stock for issuance upon conversion of the Class B Common Stock and under the Company's stock option plans and employee stock purchase plan.

  The Board of Directors of the Company believes that the adoption of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation increasing the authorized shares of Class A Common Stock and Class B Common Stock is advisable and in the best interests of the Company and its stockholders and is recommending such amendment to restore the flexibility to issue Class A Common Stock and Class B Common Stock that existed before the stock split mentioned above and to assure that an adequate supply of authorized and unissued shares of Class A Common Stock and Class B Common Stock is available for general corporate needs, including future stock dividends, stock splits, issuances under the Company's stock option plans and employee stock purchase plan, acquisitions and equity financings. The availability of additional shares of Class A Common Stock and Class B Common Stock for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in taking corporate action.

  The newly authorized Class A Common Stock and Class B Common Stock, like the currently authorized Class A Common Stock and Class B Common Stock, may be used by the Company for any proper corporate purpose. Such purposes may include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. Notwithstanding the foregoing, the Company generally does not intend to issue additional shares of Class B Common Stock except in connection with future stock splits.

  If approved by the stockholders, the increased number of authorized shares of Class A Common Stock and Class B Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of the stockholders of the Company will be required, except as required under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system, such as the NASDAQ National Market, on which the shares of the Company are at the time listed or quoted.

  The additional shares of Class A Common Stock and Class B Common Stock for which authorization is sought would be identical to the shares of Class A Common Stock and Class B Common Stock of the Company currently authorized. Although the Board of Directors will authorize the issuance of additional Class A Common Stock and Class B Common Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of additional shares could have a dilutive effect on the earnings per share, book value per share, and on the equity and voting power of existing holders of Class A Common Stock and Class B Common Stock. Holders of Class A Common Stock and Class B Common Stock are not now, and will not be, entitled to preemptive rights to purchase shares of any authorized capital stock of the Company.

  In addition, the issuance of additional shares of Class A Common Stock and Class B Common Stock could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an "anti-takeover" effect, especially if Class A Common Stock and Class B Common Stock were issued in response to a potential takeover. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and Directors to retain their positions. For example, without further stockholder approval, the Board could (i) adopt a "poison pill" which would, under certain circumstances related to an acquisition not approved by the Board of Directors, give certain holders the right to acquire additional shares of Class A Common Stock and/or Class B Common Stock at a low price, or (ii) sell shares of Class A Common Stock and Class B Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized shares of Class A Common Stock and Class B Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

  If the amendment is approved by the stockholders, the first paragraph of Article Four of the Company's Amended and Restated Certificate of
Incorporation will be amended to read as follows:

    "The total number of shares of capital stock which the corporation shall have the authority to issue is 500,000,000 shares, consisting of three classes of capital stock: (a) 330,000,000 shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"); (b) 165,000,000 shares of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock") (the Class A Common Stock and the Class B Common Stock are collectively referred to as the "Common Stock"); and (c) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock")."

  If approved by the stockholders, the amendment to the Company's Amended and Restated Certificate of Incorporation increasing the authorized shares of Common Stock will become effective upon the filing of an amendment to the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                  PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of PricewaterhouseCoopers LLP.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

  All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

Stockholder Proposals

  Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") must be received by the Company at its principal offices, 8000 Towers Crescent Drive, Vienna, Virginia 22182 not later than January 19, 2001 for inclusion in the proxy materials for the 2001 Annual Meeting. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

  If a stockholder of the Company wishes to present a proposal before the 2001 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by April 4, 2001. If a stockholder fails to provide timely notice of a proposal to be presented at the 2001 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By Order of the Board of Directors,

                                          /s/ Sanju K. Bansal

                                          Sanju K. Bansal,
                                          Executive Vice President, Chief
                                           Operating Officer and Secretary

June 1, 2000

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

                                                                     Appendix A

                          MICROSTRATEGY INCORPORATED

                           1997 DIRECTOR OPTION PLAN

  1. Purposes of the Plan. The purposes of this 1997 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

  All options granted hereunder shall be nonstatutory stock options.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Board" means the Board of Directors of the Company.

    (b) "Code" means the Internal Revenue Code of 1986, as amended.

    (c) "Common Stock" means the Class A Common Stock of the Company.

    (d) "Company" means Microstrategy Incorporated, a Delaware corporation.

    (e) "Director" means a member of the Board.

    (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

    (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

    (i) "Inside Director" means a Director who is an Employee.

    (j) "Option" means a stock option granted pursuant to the Plan.

    (k) "Optioned Stock" means the Common Stock subject to an Option.

    (l) "Optionee" means a Director who holds an Option.

    (m) "Outside Director" means a Director who is not an Employee.

    (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (o) "Plan" means this 1997 Director Option Plan.

    (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

    (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

  4. Administration and Grants of Options under the Plan.

    (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

      (ii) Each Outside Director shall be automatically granted an Option to purchase 45,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

      (iii) Each Outside Director shall be granted an Option to purchase 5,000 Shares (a "Subsequent Option") each year on the date of the annual stockholders' meeting provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

      (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

      (v) The terms of a First Option granted hereunder shall be as follows:

        (A) the term of the First Option shall be ten (10) years.

        (B) the First Option shall vest and become exercisable only pursuant to the terms of the Director Option Agreement evidencing such First Option, except as set forth in Sections 8 and 10 hereof.

        (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

        (D) subject to Section 10 hereof, the First Option shall become vested as to twenty percent (20%) of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

      (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

        (A) the term of the Subsequent Option shall be ten (10) years.

        (B) the Subsequent Option shall vest and become exercisable only pursuant to the terms of the Director Option Agreement evidencing such Subsequent Option, except as set forth in Sections 8 and 10 hereof.

        (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

        (D) subject to Section 10 hereof, the Subsequent Option shall vest as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the fifth anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

      (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

  5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

  6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

  7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

  8. Exercise of Option.

    (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall vest and become exercisable at such times as are set forth in Section 4 hereof and pursuant to the Director Option Agreement; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

    An Option may not be exercised for a fraction of a Share.

    If otherwise exercisable, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
  Section 10 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

    (c) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee shall retain any vested portion of this Option (determined in accordance with the terms of the Director Option Agreement) and the Optionee (or his or her legal representative, as applicable) may exercise his or her Option, but only pursuant to the terms of the Director Option Agreement. To the extent that the Option was not vested on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified pursuant to the Director Option Agreement, the Option shall terminate.

    (d) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee shall retain any vested portion of his or her Option (determined in accordance with the terms of the Director Option Agreement) and the Optionee (or his legal representative, as applicable) may exercise his or her Option, but only pursuant to the terms of the applicable Director Option Agreement. To the extent that the Option was not vested on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified pursuant to the Director Option Agreement, the Option shall terminate.

    (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance shall retain the vested portion of the Option (determined in accordance with the terms of the Director Option Agreement) and may exercise the Option, but only in accordance with the terms of the Director Option Agreement (but in no event later than the expiration of its ten (10) year term). To the extent that the Option was not vested on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified in the Director Option Agreement, the Option shall terminate.

  9. Non-Transferability of Options. No Option may be sold, pledged, assigned or transferred in any manner other than by a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder ("QDRO") or by will or the laws of descent and distribution unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed; provided, however, an Optionee may transfer an Option to a Permitted Transferee (as defined below) to the extent permitted by any applicable law or regulations and subject to the following terms and conditions:

    (a) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by a QDRO or by will or the laws of descent and distribution.

    (b) Any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original holder (other than the ability to further transfer the Option).

    (c) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Board, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

    (d) Shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act of 1933, as amended, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

  As used in this Section 9, "Permitted Transferee" shall mean (i) one or more of the following family members of an Optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Optionee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of the Optionee or one or more of the above family members of the Optionee, or (iii) any other transferee specifically approved by the Board after taking into account any state or federal tax or securities laws applicable to transferable Options.

  No interest or right therein shall be liable for the debts, contracts or engagements of the holder thereof or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding provisions of this Section 9. Except as specifically provided in this Section 9, an Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative.

  10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

    (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

    (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

    (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

  If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

  For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

  11. Amendment and Termination of the Plan.

    (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

    (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

  12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

  13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

  16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

               AMENDMENT NO. 1 TO THE 1997 DIRECTOR OPTION PLAN
                         OF MICROSTRATEGY INCORPORATED

  The first sentence of Section 3 of the 1997 Director Option Plan (the "Plan") of MicroStrategy Incorporated is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

  "Subject to the provisions of Section 10 of the Plan (except as such provisions relate to stock splits effected prior to February 16, 2000), the maximum aggregate number of Shares which may be optioned and sold under the Plan is 600,000 Shares of Common Stock (the "Pool")."

                                          Adopted by the Board of Directors
                                          on February 16, 2000

                                                                     Appendix B

                          MICROSTRATEGY INCORPORATED

                            1999 STOCK OPTION PLAN

1. Purpose

  The purpose of this 1999 Stock Option Plan (the "Plan") of MicroStrategy Incorporated, a Delaware corporation (the "Company"), is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2. Eligibility

  All of the Company's employees, officers, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3. Administration, Delegation

  (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

  (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

  (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4. Stock Available for Awards

  (a) Number of Shares. Subject to adjustment under Section 6, Awards may be made under the Plan for up to 2,500,000 shares of Class A Common Stock, $0.001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

  (b) Per-Participant Limit. Subject to adjustment under Section 6, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5. Stock Options

  (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

  (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of
Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

  (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

  (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

  (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

  (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

  (1) in cash or by check, payable to the order of the Company;

  (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

  (3) to the extent permitted by the Board, in its sole discretion, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

  (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

  (5) by any combination of the above permitted forms of payment.

  (g) Buyout Provisions. The Board may at any time offer to purchase for a payment in cash, promissory note or shares of Common Stock, an Option previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6. Adjustments for Changes in Common Stock and Certain Other Events

  (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 6(a) applies and Section 6(c) also applies to any event, Section 6(c) shall be applicable to such event, and this Section 6(a) shall not be applicable. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

  (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Award granted under the Plan at the time of the grant of such Award.

  (c) Acquisition Events

  (1) Definition. An "Acquisition Event" shall mean:

  (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

  (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

  (2) Effect on Options. Upon the occurrence of an Acquisition Event, or the execution by the Company of any definitive agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all of the then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event, and will terminate immediately prior to the occurrence of the Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to the outstanding Options held by such Participant (whether or not exercisable), exceeds (B) the aggregate exercise price of such Options. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

7. General Provisions Applicable to Awards

  (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

  (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

  (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

  (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator or guardian may exercise rights under the Award.

  (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

  (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

  (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

  (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

8. Miscellaneous

  (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

  (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

  (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

  (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted after the date of such amendment to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

  (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                 AMENDMENT NO. 1 TO THE 1999 STOCK OPTION PLAN
                         OF MICROSTRATEGY INCORPORATED

  The first sentence of Section 4(a) of the 1999 Stock Option Plan (the "Plan") of MicroStrategy Incorporated is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

  "Subject to adjustment under Section 6 (except as such provisions relate to stock splits effected prior to May 11, 2000), Awards may be made under the Plan for up to 11,000,000 shares of Class A Common Stock, $0.001 par value per share, of the Company (the "Common Stock")."

                                          Adopted by the Board of Directors
                                          on May 11, 2000

                                                                      Appendix C
                                                                      ----------
PROXY                         MICROSTRATEGY INCORPORATED                   PROXY

    Proxy for the Annual Meeting of Stockholders to be held June 19, 2000

  This Proxy is Solicited on Behalf of the Board of Directors of the Company

     The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Saylor, Mark S. Lynch and Jonathan F. Klein, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of MicroStrategy Incorporated (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Hilton Washington Dulles Airport, 13869 Park Center Road, Herndon, VA 22071 on Monday, June 19, 2000 at 8:30 a.m., local time, and at any adjournment thereof (the "Meeting").

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

  PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                               RETURN ENVELOPE.

1.  To elect the following six (6) directors          2.  Approval of an amendment to the Company's 1997      For  Against  Abstain
    (except as marked below) for the ensuing year.        Director Option Plan, as set forth in the
                                                          accompanying Proxy Statement.                       [  ]    [  ]    [  ]
    Nominees:  Michael J. Saylor, Sanju K. Bansal,
    Frank A. Ingari, Jonathan J. Ledecky, John W.     3.  Approval of an amendment to the Company's 1999      [  ]    [  ]    [  ]
    Sidgmore,  Ralph S. Terkowitz                         Stock Option Plan, as set forth in the
                                                          accompanying Proxy Statement.
  [ ]  FOR all nominees        [ ] WITHHOLD authority
      (except as marked below)     to vote for all    4.  Approval of an amendment to the Company's
                                   nominees               Amended and Restated Certificate of Incorporation   [  ]    [  ]    [  ]
                                                          to increase the number of authorized shares of
                                                          Class A Common Stock and Class B Common Stock,
    FOR all nominees except the following nominee(s):     as set forth in the accompanying Proxy Statement.

                                                      5.  Ratification of selection of                        [  ]    [  ]    [  ]
    ____________________________________________          PricewaterhouseCoopers LLP as the Company's
                                                          independent public accountants for the current
    ____________________________________________          fiscal year.

                                                          NOTE:  Please sign exactly as name appears hereon.
                                                          If the stock is registered in the names of two or
                                                          more persons, each should sign.  Executors,
                                                          administrators, trustees, guardians, attorneys and
                                                          corporate officers should add their titles.

    Signature:____________________  Date:_________           Signature:____________________  Date:_________